Supplement dated January 22, 2010
to the Prospectus

Dated November 30, 2009
VAN KAMPEN SENIOR LOAN FUND
as previously supplemented on November 30, 2009

On October 19, 2009, Morgan Stanley, the parent company of Van Kampen Investments Inc., announced that it has reached a definitive agreement to sell substantially all of its retail asset management business to Invesco Ltd. The transaction (“Transaction”) includes a sale of the part of the asset management business that advises funds, including the Van Kampen family of funds. The Transaction is subject to certain approvals and other conditions to closing, and is currently expected to close in mid-2010.

Under the Investment Company Act of 1940, the closing of the Transaction will cause the Fund’s current investment advisory agreement with Van Kampen Asset Management, a subsidiary of Van Kampen Investments Inc., to terminate. In connection with the Transaction, the Fund’s Board of Trustees (the “Board”) has approved, subject to shareholder approval, a new investment advisory agreement (which includes a master sub-advisory agreement) with Invesco Advisers, Inc., a subsidiary of Invesco Ltd. The new investment advisory agreement will be presented to shareholders of the Fund at a special meeting of shareholders.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SLFSPT3 1/10